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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 14, 2000 in the Registration Statement on Form S-1 and related Prospectus, as amended, of eMachines, Inc. dated February 29, 2000 for the registration of its shares of common stock.

                                        /s/ Ernst & Young LLP

Los Angeles, California
February 28, 2000